UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21763

Name of Fund:   Managed Account Series

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

BlackRock U.S. Mortgage Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, Managed Account Series, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:   (800) 441-7762

Date of fiscal year end: 04/30/2015

Date of reporting period: 10/31/2014

Item 1 – Report to Stockholders

OCTOBER 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

Managed Account Series

„   BlackRock U.S. Mortgage Portfolio

„   Global SmallCap Portfolio

„   Mid Cap Value Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1.  Access the BlackRock website at blackrock.com

2.  Select “Access Your Account”

3.  Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Shareholder Letter

Dear Shareholder,

The final months of 2013 were generally positive for most risk assets such as equities and high yield bonds even as investors were grappling with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Higher quality bonds and emerging market investments, however, struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress and U.S. economic data weakened. Equities declined in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the soft patch in U.S. data was temporary and weather-related, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising tensions in Russia and Ukraine and signs of decelerating growth in China. Equity markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, reassurance from the Fed that no changes to short-term interest rates were on the horizon.

In the ongoing low-yield environment, income-seeking investors moved into equities, pushing major indices to record levels. However, as stock prices continued to rise, investors became wary of high valuations and began shedding the stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names. The broad rotation into cheaper valuations resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging markets benefited from the trend after having suffered heavy selling pressure in early 2014.

Volatility ticked up in the middle of the summer. Markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August, allowing markets to rebound briefly amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised concerns that the Fed would increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes stoked increasing volatility in financial markets. Escalating geopolitical risks further fueled the fire. The U.S. renewed its involvement in Iraq and the European Union imposed additional sanctions against Russia, while Scottish voters contemplated separating from the United Kingdom.

U.S. risk assets made a comeback in October while other developed markets continued their descent. This divergence in market performance moved in tandem with economic momentum and central bank policy. As the U.S. economy continued to strengthen, the need for monetary policy accommodation diminished. Meanwhile, economies in other parts of the developed world decelerated and central banks in Europe and Japan implemented aggressive measures to stimulate growth.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended October 31, 2014. U.S. small caps experienced significantly higher volatility than large caps, but nonetheless generated positive returns. International developed market equities broadly declined while emerging markets posted modest gains. Most fixed income assets produced positive results as rates generally fell. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

U.S. financial markets generally outperformed other parts of the world given stronger economic growth and corporate earnings, the continuation of low interest rates and the appeal of relative stability amid rising geopolitical uncertainty.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.22%	17.27%
U.S. small cap equities (Russell 2000® Index)	4.83	8.06
International equities (MSCI Europe, Australasia, Far East Index)	(4.83)	(0.60)
Emerging market equities (MSCI Emerging Markets Index)	3.74	0.64
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.29	5.21
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.35	4.14
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.54	7.94
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.82

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2014	BlackRock U.S. Mortgage Portfolio

Investment Objective

BlackRock U.S. Mortgage Portfolio’s (the “Fund”) investment objective is to seek high total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended October 31, 2014, the Fund’s Institutional and Investor A Shares outperformed the benchmark, the Barclays U.S. Mortgage-Backed Securities (“MBS”) Index, while the Fund’s Investor C Shares underperformed the benchmark.

What factors influenced performance?

•

The largest contributors to performance were the Fund’s allocations to non-agency MBS and commercial mortgage-backed securities (“CMBS”). The Fund’s overweight in agency MBS also had a positive impact. The Fund’s yield curve positioning, which was biased toward a flattening of the yield curve via an overweight in 30-year MBS versus 15-year MBS, contributed to performance as well.

•	The Fund’s modest duration underweight (lower sensitivity to interest rate movements) relative to the benchmark index detracted from performance late in the third quarter of 2014.

Describe recent portfolio activity.

•

Commensurate with its curve flattening bias, the Fund was overweight in agency MBS in the earlier part of the six-month period. However, toward the end of the third quarter of 2014, the Fund moved to a modest underweight due to strong year-to-date performance and tight yield spreads in agency MBS relative to other sectors. The Fund remained overweight in 30-year MBS in comparison to 15-year MBS, with a bias toward higher-coupon securities. The Fund increased its allocation to CMBS in comparison to agency MBS and non-agency MBS.

Describe portfolio positioning at period end.

•

The Fund ended the period with a modest underweight in agency MBS and maintained its exposure to non-agency MBS and CMBS. The Fund maintained a higher carry (income) profile in comparison to the benchmark due to its higher-coupon bias. The Fund’s duration was roughly in line with that of the benchmark index at period end.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	86%
Non-Agency Mortgage-Backed Securities	9
Asset-Backed Securities	5

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	91%
A	1
CCC/Caa	5
CC/Ca	1
N/R	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities as AAA/Aaa.

4	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

BlackRock U.S. Mortgage Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge. Prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

[2]	The Fund invests primarily in mortgage-related securities.

[3]	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

[4]	Commencement of operations.

Performance Summary for the Period Ended October 31, 2014
				Average Annual Total Returns[5]
				1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.81%	2.81%	3.07%	5.50%	N/A	6.44%	N/A	6.31%	N/A
Investor A	2.43	2.40	2.93	5.24	1.03%	6.11	5.25%	6.01	5.54%
Investor C	1.79	1.77	2.54	4.46	3.46	5.33	5.33	5.23	5.23
Barclays U.S. MBS Index	—	—	2.64	4.08	N/A	3.53	N/A	4.87	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on July 29, 2005.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,030.70	$3.48	$1,000.00	$1,021.78	$3.47	0.68%
Investor A	$1,000.00	$1,029.30	$4.76	$1,000.00	$1,020.52	$4.74	0.93%
Investor C	$1,000.00	$1,025.40	$8.58	$1,000.00	$1,016.74	$8.54	1.68%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	5

Fund Summary as of October 31, 2014	Global SmallCap Portfolio

Investment Objective

Global SmallCap Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended October 31, 2014, the Fund underperformed the MSCI All Country World Small Cap Index and the MSCI World Index. Shares of the Fund can be purchased or held only by, or on behalf of, certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmarks will differ from comparisons of the benchmarks against the performance of the separately managed accounts. The following discussion of relative performance pertains to the MSCI All Country World Small Cap Index.

What factors influenced performance?

•

The Fund’s underperformance during the period was driven largely by its energy exposure, particularly within oil, gas & consumable fuels, as positions in Africa Oil Corp., Emerald Oil, Inc. and Oasis Petroleum, Inc. hindered performance. Africa Oil Corp. was pressured by both falling crude prices and the announcement of lower-than-expected reserves in its South Lokichar Basin. The overweight in energy detracted as a whole, as the sector declined on falling oil prices. Selection in industrials also dampened returns, particularly in professional services, specifically Exova Group PLC, and industrial conglomerates, specifically Rheinmetall AG. Selection and an overweight in materials also detracted from relative performance. Lastly, selection in utilities and financials, in particular banks, detracted from performance relative to the benchmark.

•

Positive contributors to performance were led by stock selection in consumer discretionary, specifically within the media and specialty retail segments, and in information technology (“IT”), mainly in internet software & services. Selection within telecommunication services (“telecom”) and consumer staples also contributed to relative performance. Within the media segment, Indian media entertainment company Zee Entertainment Enterprises Ltd. was the top performer, followed by Live Nation Entertainment, Inc. The Fund’s performance within IT was led by internet software & services firm Daum Communications Corp. Performance in telecom was led by Tower Bersama Infrastructure Tbk PT, while SUPERVALU, Inc. was a leading performer within consumer staples.

Describe recent portfolio activity.

•

During the six-month period, the Fund increased exposure to financials, specifically REITs, and health care, especially health care equipment & supplies. Exposure to metals & mining (materials) was also increased. The Fund decreased exposure to electrical equipment (industrials), capital markets (financials) and oil, gas & consumable fuels.

Describe portfolio positioning at period end.

•

As of period end, the Fund was overweight relative to the MSCI All Country World Small Cap Index in health care, materials and telecom, while underweight in financials, industrials, consumer discretionary and IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

NuVasive, Inc.	1%
Merit Medical Systems, Inc.	1
Hospira, Inc.	1
Edwards Lifesciences Corp.	1
Aryzta AG	1
Teleflex, Inc.	1
Rouse Properties, Inc.	1
HD Supply Holdings, Inc.	1
SLM Corp.	1
Abaxis, Inc.	1

Geographic Allocation	Percent of Long-Term Investments

United States	56%
United Kingdom	7
Canada	6
Japan	3
Switzerland	3
France	3
India	3
Australia	2
Belgium	2
China	2
Brazil	2
Other[1]	11

[1]	Includes holdings within countries that are 1% or less of long-term investments.

Please refer to the Schedule of Investments for such countries.

6	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Global SmallCap Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.

[2]	The Fund invests in a diversified portfolio primarily consisting of equity securities of small cap issuers in various foreign countries and in the United States.

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

[4]	A free float-adjusted market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.

[5]	Commencement of operations.

Performance Summary for the Period Ended October 31, 2014
		Average Annual Total Returns[6]
	6-Month Total Returns	1 Year	5 Years	Since Inception[7]
Global SmallCap Portfolio	(1.00)%	6.99%	14.48%	9.48%
MSCI World Index	2.21	8.67	11.41	6.06
MSCI All Country World Small Cap Index	(0.04)	4.96	13.16	7.84

[6]	See “About Fund Performance” on page 10.

[7]	The Fund commenced operations on August 2, 2005.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period[8]	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Global SmallCap Portfolio	$1,000.00	$990.00	$0.00	$1,000.00	$1,025.21	$0.00	0.00%

[8]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). BlackRock, Inc. (“BlackRock”) has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses incurred by the Fund. This agreement has no fixed term.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	7

Fund Summary as of October 31, 2014	Mid Cap Value Opportunities Portfolio

Investment Objective

Mid Cap Value Opportunities Portfolio’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended October 31, 2014, the Fund underperformed its benchmark, the S&P MidCap 400® Value Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark index against the performance of the separately managed accounts.

What factors influenced performance?

•

The Fund’s underperformance during the period was driven largely by its energy exposure, particularly within oil, gas & consumable fuels, as positions in Oasis Petroleum, Inc. and Bill Barrett Corp. hindered performance. Additionally, Africa Oil Corp. detracted from performance, as the stock was pressured by both falling crude prices and the announcement of lower-than-expected reserves in its South Lokichar Basin. Selection in health care also dampened returns as the Fund was underweight in health care providers & services, particularly Community Health Systems, Inc., Centene Corporation and Health Net, Inc. Selection and the underweight in real estate investment trusts (“REITs”) and insurance also detracted from performance relative to the benchmark. Lastly, selection in consumer staples weakened performance, mostly on the underweight to Hillshire Brands Company, which rose significantly after being acquired by Tyson Foods, Inc.

•

Performance was aided by stock selection in consumer discretionary, specifically within specialty retail, and utilities. Selection in information technology (“IT”) and industrials also contributed to relative performance. In specialty retail, Murphy USA, Inc. gained on the announcement of a share buyback program. An overweight in Office Depot, Inc. and an underweight in Ascena Retail Group, Inc. also contributed to relative returns within the sector. Selection in utilities was strong as TECO Energy, Inc. and Wisconsin Energy Corp. gained over the period. Within IT, TIBCO Software, Inc. shares rose after Vista Equity Partners offered to acquire the company.

Describe recent portfolio activity.

•

During the period, the Fund increased exposure to financials, specifically insurance companies and REITs. Exposure to metals & mining was also increased. The Fund decreased exposure to airlines, banks and biotechnology.

Describe portfolio positioning at period end.

•	As of period end, the Fund was overweight relative to the S&P MidCap 400® Value Index in consumer discretionary and industrials, while underweight in financials and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Teleflex, Inc.	2%
American Campus Communities, Inc.	2
Owens & Minor, Inc.	2
Hospira, Inc.	2
Waters Corp.	2
LTC Properties, Inc.	2
Foot Locker, Inc.	2
Westar Energy, Inc.	1
Tanger Factory Outlet Centers	1
Alexander & Baldwin, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Financials	25%
Industrials	15
Consumer Discretionary	14
Information Technology	12
Materials	9
Utilities	8
Health Care	8
Energy	5
Consumer Staples	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

8	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Mid Cap Value Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.

[2]	The Fund normally invests at least 80% of its assets in equity securities of mid capitalization companies.

[3]

This unmanaged index measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended October 31, 2014
		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	5 Years	Since Inception[6]
Mid Cap Value Opportunities Portfolio	2.83%	10.53%	18.53%	9.82%
S&P MidCap 400® Value Index	5.21	13.36	18.39	8.62

[5]	See “About Fund Performance” on page 10.

[6]	The Fund commenced operations on August 2, 2005.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Mid Cap Value Opportunities Portfolio	$1,000.00	$1,028.30	$0.00	$1,000.00	$1,025.21	$0.00	0.00%

[7]

For shares of the Fund, expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses incurred by the Fund. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	9

About Fund Performance

•

Institutional Shares (available only in BlackRock U.S. Mortgage Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares (available only in BlackRock U.S. Mortgage Portfolio) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

•

Investor C Shares (available only in BlackRock U.S. Mortgage Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor C Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements. For the BlackRock U.S. Mortgage Portfolio standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubscribed 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on May 1, 2014 and held through October 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

The Benefits and Risks of Leveraging

BlackRock U.S. Mortgage Portfolio may utilize leverage to seek to enhance yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

BlackRock U.S. Mortgage Portfolio may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can also influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage will also generally cause greater changes in the Fund’s NAV and distribution rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower distributions paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	11

Schedule of Investments October 31, 2014 (Unaudited)	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Americredit Automobile Receivables Trust:
Series 2013-5, Class A2A, 0.65%, 3/08/17	$505	$505,767
Series 2013-5, Class A2B, 0.54%, 3/08/17 (a)	562	561,899
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE7, Class 1A2, 0.32%, 9/25/36 (a)	88	70,468
Carrington Mortgage Loan Trust:
Series 2006-FRE1, Class A4, 0.40%, 7/25/36 (a)	100	60,269
Series 2006-NC5, Class A3, 0.30%, 1/25/37 (a)	100	60,939
Series 2007-RFC1, Class A3, 0.29%, 12/25/36 (a)	100	65,508
Citigroup Mortgage Loan Trust, Series 2007-FS1, Class 2A1A, 1.15%, 10/25/37 (a)(b)	2,307	1,551,332
Conseco Financial Corp., Series 1999-5, Class A6, 7.50%, 3/01/30 (a)	564	496,965
Countrywide Asset-Backed Certificates:
Series 2004-6, Class 2A4, 1.05%, 11/25/34 (a)	36	35,861
Series 2006-13, Class 3AV2, 0.30%, 1/25/37 (a)	134	126,330
Series 2007-7, Class 2A2, 0.31%, 10/25/47 (a)	335	331,409
Credit Acceptance Auto Loan Trust:
Series 2012-1A, Class A, 2.20%, 9/16/19 (b)	407	408,694
Series 2013-2A, Class A, 1.50%, 4/15/21 (b)	700	702,208
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.33%, 8/15/25 (a)(b)	1,000	975,300
First Franklin Mortgage Loan Trust, Series 2006-FF12, Class A4, 0.29%, 9/25/36 (a)	344	306,992
Invitation Homes Trust, Series 2014-SFR2, Class A, 1.25%, 9/17/16 (a)(b)	1,385	1,378,515
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A5, 6.41%, 7/25/36 (c)	2,667	1,619,741
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, 0.39%, 5/25/37 (a)	586	343,984
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE4, Class A4, 0.39%, 6/25/36 (a)	1,468	1,078,777
OCP CLO Ltd., Series 2012-2A, Class A2, 1.71%, 11/22/23 (a)(b)	1,300	1,292,551
RAMP Trust, Series 2006-RZ2, Class A3, 0.42%, 5/25/36 (a)	380	339,981
Santander Drive Auto Receivables Trust, Series 2013-A, Class A2, 0.80%, 10/17/16 (b)	610	610,188

Asset-Backed Securities	Par (000)	Value
Scholar Funding Trust, Series 2011-A, Class A, 1.13%, 10/28/43 (a)(b)	$842	$845,019
Securitized Asset Backed Receivables LLC Trust, Series 2006-CB5, Class A4, 0.40%, 6/25/36 (a)	4,587	3,149,185
Silver Bay Realty Trust, Series 2014-1, Class A, 1.15%, 9/17/31 (a)(b)	1,083	1,073,324
Soundview Home Loan Trust, Series 2005-OPT3, Class A4, 0.45%, 11/25/35 (a)	138	136,378
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-BC1, Class A4, 0.28%, 2/25/37 (a)	590	509,139
World Financial Network Credit Card Master Trust, Series 2012-D, Class B, 3.34%, 4/17/23	700	719,589
Total Asset-Backed Securities — 11.5%		19,356,312

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 10.1%
Banc of America Alternative Loan Trust, Series 2006-8, Class 1A4, 0.60%, 11/25/36 (a)	931	546,538
Banc of America Funding Trust:
Series 2006-A, Class 3A2, 2.75%, 2/20/36 (a)	103	82,607
Series 2007-4, Class TAP1, 0.44%, 5/25/37 (a)	745	514,448
Banc of America Mortgage Trust:
Series 2003-3, Class 2A1, 0.70%, 5/25/18 (a)	20	19,829
Series 2005-G, Class 2A4, 2.68%, 8/25/35 (a)	990	929,382
Series 2005-I, Class 2A5, 2.70%, 10/25/35 (a)	634	567,770
Bear Stearns ARM Trust, Series 2006-1, Class A1, 2.38%, 2/25/36 (a)	388	386,823
Bear Stearns Asset Backed Securities I Trust:
Series 2005-AC9, Class A5, 5.75%, 12/25/35 (c)	67	65,879
Series 2006-AC1, Class 1A2, 5.75%, 2/25/36 (c)	75	65,922
CHL Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 9/25/35	315	307,763
Series 2006-HYB2, Class 3A1, 2.53%, 4/20/36 (a)	289	234,883
Citigroup Mortgage Loan Trust, Series 2009-11, Class 6A1, 1.51%, 10/25/35 (a)(b)	24	24,107
Countrywide Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	306	318,574

Portfolio Abbreviations
ADR	American Depositary Receipts	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate	USD	U.S. Dollar
OTC	Over-the-counter

See Notes to Financial Statements.

12	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	$72	$71,817
Series 2005-47CB, Class A2, 0.65%, 10/25/35 (a)	157	122,521
Series 2006-15CB, Class A1, 6.50%, 6/25/36	572	462,325
Series 2006-19CB, Class A15, 6.00%, 8/25/36	412	359,145
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37	671	568,824
Series 2006-45T1, Class 2A5, 6.00%, 2/25/37	1,506	1,277,018
Series 2006-8T1, Class 1A4, 6.00%, 4/25/36	352	294,428
Series 2007-19, Class 1A4, 6.00%, 8/25/37	1,912	1,620,196
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37	376	322,133
Series 2007-9T1, Class 1A1, 6.00%, 5/25/37	89	75,022
Series 2007-HY7C, Class A1, 0.29%, 8/25/37 (a)	2,737	2,261,668
Countrywide Home Loans Mortgage Pass-Through Trust, Series 2006-OA5, Class 2A1, 0.35%, 4/25/46 (a)	329	266,246
Credit Suisse Mortgage Trust, Series 2006-8, Class 1A1, 4.50%, 10/25/21	250	236,703
GreenPoint Mortgage Funding Trust, Series 2007-AR3, Class A1, 0.37%, 6/25/37 (a)	258	217,265
HarborView Mortgage Loan Trust, Series 2006-6, Class 3A1A, 2.64%, 8/19/36 (a)	1,504	1,207,675
IndyMac INDA Mortgage Loan Trust, Series 2007-AR1, Class 3A1, 4.85%, 3/25/37 (a)	269	239,855
IndyMac INDX Mortgage Loan Trust, Series 2006-AR27, Class 2A2, 0.35%, 10/25/36 (a)	2,594	2,223,462
LSTAR Securities Investment Trust, Series 2014-1, Class NOTE, 3.25%, 9/01/21 (a)(b)	1,090	1,090,391
Wells Fargo Mortgage Backed Securities, Series 2007-8, Class 2A2, 6.00%, 7/25/37	128	126,167

		17,107,386
Commercial Mortgage-Backed Securities — 5.3%
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.66%, 7/05/21 (a)(b)	1,400	1,401,721
GS Mortgage Securities Trust:
Series 2013-GC16, Class A4, 4.27%, 11/10/46	200	216,533
Series 2014-GC24, Class A5, 3.93%, 9/10/47	300	315,448
Hilton USA Trust, Series 2013-HLF, Class AFL, 1.16%, 11/05/30 (a)(b)	4,600	4,600,046
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.80%, 9/15/47	500	521,073
Velocity Commercial Capital Loan Trust, Series 2014-1, Class A, 2.15%, 9/25/44 (a)(b)	1,591	1,573,712
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class A5, 3.61%, 11/17/47	300	308,989

		8,937,522

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 2.5%
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class XA, 1.90%, 12/10/45 (a)	$5,540	$543,195
Commercial Mortgage Trust:
Series 2013-CR7, Class XA, 0.00%, 3/10/46 (a)	3,920	325,189
Series 2014-CR14, Class XA, 0.00%, 2/10/47 (a)	2,216	110,974
Series 2014-CR15, Class XA, 0.00%, 2/10/47 (a)	15,683	1,136,558
CSMC Trust, Series 2014-USA, Class X1, 0.55%, 9/17/37 (a)(b)	10,500	516,831
GS Mortgage Securities Trust, Series 2014-GC24, Class XA, 0.00%, 9/10/47	2,698	168,579
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA, 0.00%, 4/15/46 (a)	4,656	415,713
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class XA, 0.00%, 11/15/46 (a)	2,977	226,161
Series 2014-C18, Class XA, 1.00%, 10/29/47 (a)	600	34,717
WFRBS Commercial Mortgage Trust:
Series 2014-C22, Class XA, 0.97%, 9/15/57 (a)	4,597	302,511
Series 2014-C24, Class XA, 0.99%, 11/15/47 (a)	2,300	161,920
Series 2014-LC14, Class XA, 0.00%, 3/15/47 (a)	2,582	224,144

		4,166,492
Total Non-Agency Mortgage-Backed Securities — 17.9%		30,211,400

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 1.7%
Freddie Mac:
Series 2014-DN4, Class M1, 1.55%, 10/27/24 (a)	800	800,080
Series 2014-DN4, Class M2, 2.55%, 10/25/24 (a)	800	800,000
Series 2411, Class FJ, 0.50%, 12/15/29 (a)	11	11,138
Ginnie Mae:
Series 2009-122, Class PY, 6.00%, 12/20/39	339	374,886
Series 2014-12, Class ZA, 3.00%, 1/20/44	614	546,249
Series 2014-62, Class Z, 3.00%, 4/20/44	508	455,888

		2,988,241
Commercial Mortgage-Backed Securities — 1.0%
Freddie Mac:
Series K035, Class A2, 3.46%, 8/25/23 (a)	400	419,973
Series K036, Class A2, 3.53%, 10/25/23 (a)	1,000	1,057,894
Series K040, Class A2, 3.24%, 9/25/24	200	205,989

		1,683,856

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	13

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Interest Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae:
Series 2013-121, Class SA, 5.95%, 12/25/43 (a)	$918	$140,560
Series 4307, Class SE, 5.95%, 9/15/36 (a)	255	40,326

		180,886
Interest Only Commercial Mortgage-Backed Securities — 0.8%
Fannie Mae, Series 2012-M9, Class X1, 4.04%, 12/25/17 (a)	10,104	1,018,884
Freddie Mac:
Series K040, Class X1, 0.74%, 9/25/24	3,600	211,324
Series K716, Class X1, 0.72%, 8/25/47 (a)	3,298	131,711

		1,361,919
Mortgage-Backed Securities — 177.2%
Fannie Mae Mortgage-Backed Securities:
2.00%, 11/01/29 (d)	900	891,404
2.50%, 11/01/29 (d)	7,800	7,914,563
3.00%, 4/01/29-11/01/44 (d)	16,470	16,619,720
3.50%, 7/01/27-11/01/44 (d)(e)	36,720	38,108,476
4.00%, 11/01/29-11/01/44 (d)	30,370	32,325,562
4.50%, 7/01/24-11/01/44 (d)	45,962	49,795,576
5.00%, 1/01/23-11/01/44 (d)	18,445	20,433,058
5.50%, 12/01/15-3/01/35	2,482	2,788,838
6.00%, 12/01/32-11/01/44 (d)	3,009	3,415,467
6.50%, 9/01/36-11/01/44 (d)	2,441	2,775,405
Freddie Mac Mortgage-Backed Securities:
3.00%, 11/01/29-11/01/44 (d)	9,013	9,128,148
3.50%, 7/01/26-11/01/44 (d)	11,887	12,334,916
4.00%, 11/01/29-11/01/44 (d)	8,044	8,549,338
4.50%, 1/01/19-11/01/44 (d)	2,906	3,141,606
5.00%, 11/01/24-11/01/44 (d)	2,616	2,896,719
5.50%, 6/01/41-11/01/44 (d)(e)	2,904	3,239,049
6.00%, 6/01/27-11/01/39	719	812,376
Ginnie Mae Mortgage-Backed Securities:
3.00%, 11/15/44 (d)	11,000	11,206,250
3.50%, 9/15/42-11/15/44 (d)	25,927	27,129,720
4.00%, 9/20/40-11/15/44 (d)(e)	20,838	22,314,958
4.50%, 5/15/40-11/15/44 (d)	11,261	12,314,770
5.00%, 12/15/34-11/15/44 (d)	4,819	5,337,946
5.50%, 7/15/38-12/20/41	2,545	2,874,107
6.00%, 11/15/44 (d)	1,400	1,578,938
6.50%, 10/15/38-2/20/41	1,101	1,252,319

		299,179,229
Total U.S. Government Sponsored Agency Securities — 180.8%		305,394,131

Total Long-Term Investments (Cost — $349,693,780) — 210.2%		354,961,843

		Value
Total Investments Before TBA Sale Commitments and Options Written (Cost — $349,693,780) — 210.2%		$354,961,843

TBA Sale Commitments (d)	Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 11/01/29	$4,400	(4,464,625)
3.00%, 11/01/29-11/01/44	7,900	(7,993,617)
3.50%, 11/01/29-11/01/44	25,200	(26,085,363)
4.00%, 11/01/29-11/01/44	11,800	(12,528,237)
4.50%, 11/01/44	18,800	(20,374,500)
5.00%, 11/01/44	13,900	(15,390,992)
5.50%, 11/01/44	1,500	(1,675,090)
Freddie Mac Mortgage-Backed Securities:
4.00%, 11/01/44	100	(106,086)
4.50%, 11/01/29	100	(105,410)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 11/15/44	400	(407,500)
3.50%, 11/15/44	17,300	(18,099,111)
4.00%, 11/15/44	13,500	(14,434,189)
4.50%, 11/15/44	7,400	(8,076,392)
5.00%, 11/15/44	1,800	(1,985,969)
5.50%, 11/15/44	500	(556,855)
6.50%, 11/15/44	600	(681,844)
Total TBA Sale Commitments (Proceeds — $132,858,754) — (78.7)%		(132,965,780)

Options Written
(Premiums Received — $6,880) — (0.0)%		(17,806)
Total Investments Net of TBA Sale Commitments and Options Written — 131.5%		221,978,257
Liabilities in Excess of Other Assets — (31.5)%		(53,119,363)

Net Assets — 100.0%		$168,858,894

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

See Notes to Financial Statements.

14	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

(d)	Represents or includes a TBA transaction. Unsettled TBA transactions as of October 31, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$6,017,132	$136,492
BB&T Securities, LLC	$(110,726)	$(102)
BNY Mellon Capital Markets LLC	$(1,817,639)	$2,955
Citigroup Global Markets, Inc.	$477,806	$(34,503)
Credit Suisse Securities (USA) LLC	$(6,862,515)	$(11,739)
Deutsche Bank Securities, Inc.	$10,320,212	$133,558
Goldman Sachs & Co.	$5,006,241	$62,960
J.P. Morgan Securities LLC	$12,112,406	$74,621
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$5,544,184	$52,662
Morgan Stanley & Co. LLC	$299,789	$(1,199)
RBC Capital Markets, LLC	$838,813	$270
SG Americas Securities LLC	$(1,389,959)	$(584)
Wells Fargo Securities, LLC	$(106,086)	$(211)

(e)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

•	Reverse repurchase agreements outstanding as of October 31, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Citigroup Global Markets, Inc.	0.16%	10/23/14	11/20/14	$4,171,000	$4,171,204
Credit Suisse Securities (USA) LLC	0.15%	10/14/14	11/13/14	7,609,000	7,609,634
Total				$11,780,000	$11,780,838

•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(1)	Euro Dollar Futures	Chicago Mercantile	December 2014	$249,400	$(1,064)
22	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2014	$2,627,453	(34,234)
(17)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2014	$2,148,109	5,226
(2)	Euro Dollar Futures	Chicago Mercantile	September 2015	$497,025	(448)
(1)	Euro Dollar Futures	Chicago Mercantile	December 2015	$247,913	161
(35)	Euro Dollar Futures	Chicago Mercantile	March 2016	$8,655,938	(258)
(1)	Euro Dollar Futures	Chicago Mercantile	June 2016	$246,687	261
(1)	Euro Dollar Futures	Chicago Mercantile	September 2016	$246,050	286
(1)	Euro Dollar Futures	Chicago Mercantile	March 2017	$244,900	336
(2)	Euro Dollar Futures	Chicago Mercantile	June 2017	$488,825	(165)
(36)	Euro Dollar Futures	Chicago Board of Trade	December 2017	$8,770,950	(20,662)
Total					$(50,561)

•	Exchange-traded options written as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 1-Year Mid-Curve	Call	USD	99.00	12/12/14	37	$(17,806)

•	Centrally cleared credit default swaps – buy protection outstanding as of October 31, 2014 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 22 Version 2	5.00%	Chicago Mercantile	6/20/19	USD	1,980	$(8,106)
CDX.NA.HY Series 23 Version 1	5.00%	Chicago Mercantile	12/20/19	USD	3,000	(102,248)
Total						$(110,354)

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	15

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

•	Centrally cleared interest rate swaps outstanding as of October 31, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date		Expiration Date	Notional Amount (000)		Unrealized Appreciation
1.38%[1]	3-month LIBOR	Chicago Mercantile	1/06/15	[2]	2/28/19	USD	5,500	$56,064
1.35%[1]	3-month LIBOR	Chicago Mercantile	1/06/15	[2]	2/28/19	USD	4,900	55,704
Total								$111,768

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

•	OTC credit default swaps — buy protection outstanding as of October 31, 2014 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
ABX.HE.AAA 06-2	0.11%	Citibank N.A.	5/25/46	USD	2,720	$543,683	$619,086	$(75,403)

•	OTC total return swaps outstanding as of October 31, 2014 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/39	USD	751	$25	$(494)	$519
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/39	USD	529	18	(4,828)	4,846
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/39	USD	640	(22)	(7,533)	7,511
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/39	USD	998	(34)	(11,439)	11,405
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/39	USD	938	(32)	(8,429)	8,397
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Barclays Bank PLC	1/12/41	USD	43	81	70	11
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	86	164	(864)	1,028
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	86	163	(1,057)	1,220
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	86	164	(837)	1,001
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	86	163	(750)	913
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	86	(163)	68	(231)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	86	(163)	1,023	(1,186)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	77	131	(902)	1,033
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	77	(131)	1,104	(1,235)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs International	1/12/41	USD	86	(163)	969	(1,132)

See Notes to Financial Statements.

16	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

OTC total return swaps outstanding as of October 31, 2014 were as follows: (concluded)

Reference Entity	Floating Rate		Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Goldman Sachs International	1/12/41	USD	43	$81	$(306)	$387
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Goldman Sachs International	1/12/41	USD	154	262	(1,755)	2,017
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	JPMorgan Chase Bank N.A.	1/12/41	USD	86	(163)	(40)	(123)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	JPMorgan Chase Bank N.A.	1/12/41	USD	154	(262)	2,376	(2,638)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Morgan Stanley Capital Services LLC	1/12/41	USD	86	164	(891)	1,055
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Morgan Stanley Capital Services LLC	1/12/41	USD	86	164	(737)	901
Total							$447	$(35,252)	$35,699

[1]	Fund pays the floating rate and receives the total return of the reference entity.

[2]	Fund pays the total return of the reference entity and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$19,356,312	—	$19,356,312
Non-Agency Mortgage-Backed Securities	—	27,030,466	$3,180,934	30,211,400
U.S. Government Sponsored Agency Securities	—	303,794,051	1,600,080	305,394,131
Liabilities:
Investments:
TBA Sale Commitments	—	(132,965,780)	—	(132,965,780)

Total	—	$217,215,049	$4,781,014	$221,996,063

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	17

Schedule of Investments (concluded)	BlackRock U.S. Mortgage Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$6,270	$154,012	—	$160,282
Liabilities:
Credit contracts	—	(185,757)	—	(185,757)
Interest rate contracts	(74,637)	(6,545)	—	(81,182)

Total	$(68,367)	$(38,290)	—	$(106,657)

[1]    Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$5,826,519	—	—	$5,826,519
Cash pledged for financial futures contracts	79,000	—	—	79,000
Cash pledged for centrally cleared swaps	387,000	—	—	387,000
Liabilities:
Reverse repurchase agreements	—	$(11,780,838)	—	(11,780,838)
Cash received as collateral for OTC derivatives	—	(701,000)	—	(701,000)
Cash received as collateral for TBA commitments	—	(260,000)	—	(260,000)

Total	$6,292,519	$(12,741,838)	—	$(6,449,319)

There were no transfers between Level 1 and Level 2 during the six months ended October 31, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening balance, as of April 30, 2014	$983,000	—	—	$983,000
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(983,000)	—	—	(983,000)
Accrued discounts/premiums	—	$278	—	278
Net realized gain (loss)	—	87	—	87
Net change in unrealized appreciation/depreciation[1,2]	—	(4,104)	$80	(4,024)
Purchases	—	3,202,306	1,600,000	4,802,306
Sales	—	(17,633)	—	(17,633)

Closing balance, as of October 31, 2014	—	$3,180,934	$1,600,080	$4,781,014

Net change in unrealized appreciation/depreciation on investments held as of October 31, 2014[2]	—	$(4,104)	$80	$(4,024)

[1]    Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[2]    Any difference between net change in unrealized appreciation/depreciation and net change in unrealized appreciation/depreciation on investments still held at October 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

18	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Schedule of Investments October 31, 2014 (Unaudited)	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 2.1%
Cochlear Ltd.	17,400	$1,127,733
Orocobre Ltd. (a)	392,149	948,171
Pancontinental Oil & Gas NL (a)	2,647,500	86,203
Parnell Pharmaceuticals Holdings Pty Ltd. (a)	81,759	388,355
Stockland	280,029	1,046,970

		3,597,432
Belgium — 1.9%
Befimmo SA	15,780	1,216,143
Mobistar SA (a)	73,500	1,575,020
Ontex Group NV (a)	17,767	440,841

		3,232,004
Brazil — 1.5%
Brasil Insurance Participacoes e Administracao SA	182,854	549,765
Cia de Saneamento Basico do Estado de Sao Paulo — ADR (a)	57,400	445,424
Cia Hering	104,031	1,049,588
Ser Educacional SA	50,900	553,801

		2,598,578
British Virgin Islands — 0.7%
Atlas Mara Co.-Nvest Ltd. (a)	108,600	1,134,870
Canada — 5.7%
Africa Oil Corp. (a)	363,800	1,158,815
Cathedral Energy Services Ltd.	95,625	263,869
Continental Gold Ltd. (a)(b)	563,400	944,790
Diagnocure, Inc. (a)	701,026	65,310
Dollarama, Inc.	10,700	940,077
Element Financial Corp. (a)	62,400	725,292
Halogen Software, Inc. (a)	35,800	285,879
Lundin Mining Corp. (a)	199,600	890,810
Lundin Mining Corp., Subscription Receipts (a)	46,100	205,743
Painted Pony Petroleum Ltd. (a)	79,787	756,067
Premier Gold Mines Ltd. (a)(b)	359,500	577,343
Rio Alto Mining Ltd. (a)(b)	330,365	700,565
Sulliden Mining Capital, Inc. (a)(b)	62,898	20,091
Torex Gold Resources, Inc. (a)(b)	1,072,700	1,142,132
Trevali Mining Corp.	759,500	721,055
Trevali Mining Corp. (a)(b)	191,773	182,066

		9,579,904
Chile — 0.5%
Corpbanca SA — ADR	42,000	848,400
China — 1.7%
Angang Steel Co. Ltd., Class H	1,212,000	891,008
China Taiping Insurance Holdings Co. Ltd. (a)	367,400	788,699
Daphne International Holdings Ltd.	1,189,600	598,835
Far East Horizon Ltd.	344,000	319,940
Parkson Retail Group Ltd.	521,500	152,730
TAL Education Group — ADR (a)	4,800	152,448

		2,903,660
Denmark — 0.6%
ALK-Abello A/S	3,900	439,828
Pandora A/S	7,400	623,905

		1,063,733
France — 3.1%
Arkema SA	4,200	259,232
Elior SCA (a)(b)	45,324	693,565
Eurofins Scientific	1,800	455,293
GameLoft SE (a)	113,800	584,694

Common Stocks	Shares	Value
France (concluded)
Gaztransport Et Technigaz SA	10,600	$593,103
Saft Groupe SA	40,800	1,213,626
UBISOFT Entertainment (a)	83,400	1,509,986

		5,309,499
Germany — 1.3%
GEA Group AG	11,550	532,774
Gerresheimer AG	10,700	595,368
Rheinmetall AG	16,050	691,539
Vossloh AG (b)	7,200	414,731

		2,234,412
Hong Kong — 0.9%
Chow Sang Sang Holdings International Ltd. (b)	210,000	519,167
Clear Media Ltd. (b)	312,000	317,827
Pacific Basin Shipping Ltd.	1,221,000	587,581

		1,424,575
India — 2.7%
Container Corp. of India Ltd.	25,650	566,758
GVK Power & Infrastructure Ltd. (a)	1,760,506	335,321
Indiabulls Real Estate Ltd.	548,500	635,805
LIC Housing Finance Ltd.	133,900	788,567
National Aluminium Co. Ltd.	970,613	903,619
Zee Entertainment Enterprises Ltd.	229,300	1,285,219

		4,515,289
Indonesia — 0.5%
Tower Bersama Infrastructure Tbk PT	1,140,700	840,069
Ireland — 0.6%
Ryanair Holdings PLC — ADR (a)	18,800	1,044,152
Italy — 0.6%
Banca Popolare di Milano Scarl (a)	1,232,172	928,717
Japan — 3.4%
Asics Corp.	33,550	785,638
Don Quijote Holdings Co. Ltd.	11,600	695,024
Hisaka Works Ltd.	32,300	293,582
Mitsui Chemicals, Inc.	525,000	1,520,766
NGK Insulators Ltd.	37,000	796,907
Rohm Co. Ltd.	18,100	1,101,762
Tokyo Steel Manufacturing Co. Ltd.	89,700	481,186

		5,674,865
Luxembourg — 0.3%
Stabilus SA (a)	19,536	563,075
Malaysia — 0.3%
AirAsia Bhd	626,250	476,038
Netherlands — 0.9%
Corio NV	31,241	1,520,644
Norway — 0.7%
Hoegh LNG Holdings Ltd. (a)(b)	93,000	1,199,591
South Korea — 1.3%
Daum Communications Corp.	5,200	713,090
Industrial Bank of Korea	30,600	447,474
KNB Financial Group Co. Ltd. (a)	85,700	1,002,358

		2,162,922
Spain — 0.1%
Laboratorios Farmaceuticos Rovi SA	11,358	121,694
Sweden — 0.8%
Boliden AB	57,600	951,976

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	19

Schedule of Investments (continued)	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Sweden (concluded)
Elekta AB, Class B	32,300	$331,233

		1,283,209
Switzerland — 3.2%
Aryzta AG (a)	22,944	1,957,160
Nobel Biocare Holding AG	47,635	843,661
OC Oerlikon Corp. AG (a)	53,400	675,672
Straumann Holding AG	3,800	935,580
Sulzer AG	5,300	604,089
Swiss Life Holding AG (a)	1,900	435,938

		5,452,100
United Arab Emirates — 0.1%
Polarcus Ltd. (a)(b)	1,524,200	203,503
United Kingdom — 6.6%
APR Energy PLC (b)	35,430	205,596
Arrow Global Group PLC	251,200	1,025,419
AVEVA Group PLC	25,000	614,282
B&M European Value Retail SA (a)(b)	48,145	192,674
Babcock International Group PLC	39,700	696,773
BowLeven PLC (a)(b)	544,400	271,233
Crest Nicholson Holdings PLC	104,600	562,581
De La Rue PLC	75,700	633,885
Exova Group PLC (a)	294,162	798,791
IMI PLC	35,900	703,015
Intertek Group PLC	26,100	1,137,595
Man Group PLC (a)	254,000	503,623
Michael Page International PLC	97,800	609,787
Ophir Energy PLC (a)(b)	126,881	376,785
Poundland Group PLC (a)	59,300	298,815
Premier Oil PLC	125,400	517,811
Quotient Ltd. (a)	66,104	661,040
Rexam PLC	110,238	840,216
Serco Group PLC	110,100	524,328

		11,174,249
United States — 53.7%
Abaxis, Inc.	32,743	1,724,246
Abercrombie & Fitch Co., Class A	45,024	1,507,404
Albemarle Corp.	17,700	1,033,326
AMC Entertainment Holdings, Inc., Class A	35,721	907,313
American Campus Communities, Inc.	18,800	738,276
Angie’s List, Inc. (a)(b)	64,900	452,353
ARRIS Group, Inc. (a)	36,000	1,080,720
Ashford Hospitality Prime, Inc.	48,856	846,674
Axiall Corp.	21,543	868,183
Bill Barrett Corp. (a)	35,626	541,515
BioMed Realty Trust, Inc.	37,600	816,672
Blackhawk Network Holdings, Inc., Class B (a)	49,700	1,659,980
Boot Barn Holdings, Inc. (a)	11,400	202,350
Burlington Stores, Inc. (a)	11,400	478,116
CARBO Ceramics, Inc.	7,300	377,191
Celanese Corp., Class A	17,300	1,016,029
Chart Industries, Inc. (a)	8,200	381,710
The Children’s Place, Inc.	11,500	566,375
Constant Contact, Inc. (a)	39,974	1,413,481
Corporate Office Properties Trust	29,688	811,670
Deckers Outdoor Corp. (a)	7,211	630,674
Digital Realty Trust, Inc. (b)	16,901	1,166,000
Discover Financial Services	16,400	1,045,992
Dorian LPG Ltd. (a)	45,503	652,058
DSP Group, Inc. (a)	64,000	620,160
Edwards Lifesciences Corp. (a)	16,282	1,968,819
Emerald Oil, Inc. (a)(b)	111,100	353,298

Common Stocks	Shares	Value
United States (continued)
Essent Group Ltd. (a)	48,400	$1,178,056
Exelixis, Inc. (a)(b)	117,698	200,087
FCB Financial Holdings, Inc., Class A (a)	44,300	1,016,685
First Solar, Inc. (a)	16,500	971,850
Flowers Foods, Inc.	50,666	962,654
Foot Locker, Inc.	12,257	686,515
Fossil Group, Inc. (a)	3,300	335,478
HD Supply Holdings, Inc. (a)	65,728	1,895,596
Helix Energy Solutions Group, Inc. (a)	38,800	1,033,632
Heritage Insurance Holdings, Inc. (a)	69,800	1,239,648
Hospira, Inc. (a)	36,886	1,980,778
IDEX Corp.	19,400	1,453,254
Informatica Corp. (a)	39,900	1,422,834
Inogen, Inc. (a)	51,870	1,224,651
j2 Global, Inc.	16,300	881,667
KBR, Inc.	34,500	658,260
The KEYW Holding Corp. (a)(b)	39,453	400,448
Kraton Performance Polymers, Inc. (a)	34,000	608,260
Live Nation Entertainment, Inc. (a)	42,200	1,097,200
LKQ Corp. (a)	45,000	1,285,650
MannKind Corp. (a)(b)	206,205	1,239,292
Manpowergroup, Inc.	12,300	821,025
Mentor Graphics Corp.	41,600	881,504
Merit Medical Systems, Inc. (a)	147,326	2,231,989
Monotype Imaging Holdings, Inc.	24,300	695,223
MSC Industrial Direct Co., Inc., Class A	18,300	1,481,751
Nordson Corp.	12,500	956,875
NorthWestern Corp.	17,100	903,564
NuVasive, Inc. (a)	57,343	2,345,329
Oasis Petroleum, Inc. (a)	35,500	1,063,580
OSI Systems, Inc. (a)	20,000	1,417,600
Pacific Biosciences of California, Inc. (a)	163,851	1,074,863
Parsley Energy, Inc., Class A (a)(b)	11,700	198,549
Pfenex, Inc. (a)	132,954	1,080,916
Pinnacle Foods, Inc.	14,857	502,167
Pitney Bowes, Inc.	59,382	1,469,111
Plantronics, Inc.	11,500	596,505
PNM Resources, Inc.	34,000	980,900
Prestige Brands Holdings, Inc. (a)	24,253	859,041
PrivateBancorp, Inc.	20,900	675,488
Procera Networks, Inc. (a)	62,500	468,125
PVH Corp.	4,100	468,835
Rigel Pharmaceuticals, Inc. (a)	60,366	119,525
Rouse Properties, Inc. (b)	105,315	1,917,786
Semtech Corp. (a)	43,800	1,111,644
ServiceMaster Global Holdings, Inc. (a)	36,223	868,628
Silver Bay Realty Trust Corp.	97,751	1,654,924
SLM Corp	182,053	1,738,606
SM Energy Co.	10,100	568,630
Smart & Final Stores, Inc. (a)	46,300	682,925
Springleaf Holdings, Inc. (a)	23,800	890,596
Steel Dynamics, Inc.	72,900	1,677,429
SUPERVALU, Inc. (a)	186,300	1,607,769
TECO Energy, Inc.	72,900	1,429,569
Teleflex, Inc.	17,052	1,945,974
Timken Co.	22,300	958,677
TimkenSteel Corp.	15,833	642,503
TransEnterix, Inc. (a)	264,735	1,085,413
Tribune Media Co., Class A (a)	22,674	1,519,158
Urban Outfitters, Inc. (a)	16,300	494,868
ValueVision Media, Inc., Class A (a)	80,300	454,498
Vera Bradley, Inc. (a)	63,280	1,442,784
Verint Systems, Inc. (a)	12,700	730,123
WebMD Health Corp. (a)(b)	900	38,412

See Notes to Financial Statements.

20	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Schedule of Investments (continued)	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
Zynga, Inc., Class A (a)	163,100	$415,905

		90,802,366
Total Common Stocks — 95.8%		161,889,550

Rights (c)
China — 0.0%
China Taiping Insurance Holdings Co. (Expires 11/18/14)	34,734	21,274
Total Rights — 0.0%		21,274

Warrants (c)
British Virgin Islands — 0.0%
Atlas Mara Co-Nvest Ltd. (Issued/Exercisable
12/17/13, 1 Share for 1 Warrant, Expires
12/17/17, Strike Price USD 11.50) (a)	77,800	31,120
United Kingdom — 0.1%
Quotient Ltd. (Issued/Exercisable 5/27/14, 1
Share for 1 Warrant, Expires 10/25/15,
Strike Price USD 8.80) (a)	69,942	115,404
Total Warrants — 0.1%		146,524
Total Long-Term Investments (Cost — $137,656,054) — 95.9%		162,057,348

Short-Term Securities		Beneficial Interest (000)	Value
Money Market Funds — 4.4%
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (d)(e)(f)	USD	7,416	$7,416,398
		Par (000)
Time Deposits
United States — 4.4%
Brown Brothers Harriman & Co., 0.12%, 11/01/14	USD	7,488	7,487,881
Total Short-Term Securities (Cost — $14,904,279) — 8.8%			14,904,279
Total Investments (Cost — $152,560,333) — 104.7%			176,961,627
Liabilities in Excess of Other Assets — (4.7)%			(7,869,094)

Net Assets — 100.0%			$169,092,533

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended October 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at April 30, 2014	Net Activity	Beneficial Interest Held at October 31, 2014	Income
BlackRock Liquidity Series, LLC, Money Market Series	$13,584,149	$(6,167,751)	$7,416,398	$171,153

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	21

Schedule of Investments (continued)	Global SmallCap Portfolio

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$474,558	$3,122,874	—	$3,597,432
Belgium	3,232,004	—	—	3,232,004
Brazil	2,598,578	—	—	2,598,578
British Virgin Islands	1,134,870	—	—	1,134,870
Canada	9,579,904	—	—	9,579,904
Chile	848,400	—	—	848,400
China	152,448	2,751,212	—	2,903,660
Denmark	—	1,063,733	—	1,063,733
France	1,177,797	4,131,702	—	5,309,499
Germany	—	2,234,412	—	2,234,412
Hong Kong	317,827	1,106,748	—	1,424,575
India	—	4,515,289	—	4,515,289
Indonesia	840,069	—	—	840,069
Ireland	1,044,152	—	—	1,044,152
Italy	—	928,717	—	928,717
Japan	—	5,674,865	—	5,674,865
Luxembourg	563,075	—	—	563,075
Malaysia	—	476,038	—	476,038
Netherlands	—	1,520,644	—	1,520,644
Norway	—	1,199,591	—	1,199,591
South Korea	1,002,358	1,160,564	—	2,162,922
Spain	121,694	—	—	121,694
Sweden	—	1,283,209	—	1,283,209
Switzerland	—	5,452,100	—	5,452,100
United Arab Emirates	—	203,503	—	203,503
United Kingdom	2,897,256	8,276,993	—	11,174,249
United States	90,802,366	—	—	90,802,366
Rights	—	21,274	—	21,274
Warrants	146,524	—	—	146,524
Short-Term Securities:
Money Market Funds	—	7,416,398	—	7,416,398
Time Deposits	—	7,487,881	—	7,487,881

Total	$116,933,880	$60,027,747	—	$176,961,627

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$43,057	—	—	$43,057
Liabilities:
Collateral on securities loaned at value	—	$(7,416,398)	—	(7,416,398)

Total	$43,057	$(7,416,398)	—	$(7,373,341)

See Notes to Financial Statements.

22	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Schedule of Investments (concluded)	Global SmallCap Portfolio

	Transfers into Level 1[1]	Transfers out of Level 1[2]	Transfers into Level 2[2]	Transfers out of Level 2[1]
Assets:
Long-Term Investments
Common Stocks
Belgium	$1,325,057	—	—	$1,325,057
China	—	$132,342	$132,342	—
France	1,131,793	—	—	1,131,793
Indonesia	643,453	—	—	643,453
Netherlands	—	336,976	336,976	—
Norway	—	909,375	909,375	—
United Kingdom	—	1,757,392	1,757,392	—
Warrants
British Virgin Islands	116,700	—	—	116,700

Total	$3,217,003	$3,136,085	$3,136,085	$3,217,003

[1]	Systematic fair values were not utilized at period end for these investments.

[2]	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	23

Schedule of Investments October 31, 2014 (Unaudited)	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.3%
Triumph Group, Inc.	30,200	$2,102,826
Air Freight & Logistics — 1.0%
Expeditors International of Washington, Inc.	38,741	1,652,691
Auto Components — 1.1%
Lear Corp.	12,542	1,160,135
Tenneco, Inc. (a)	14,302	748,853

		1,908,988
Automobiles — 0.3%
Thor Industries, Inc.	10,884	575,655
Banks — 2.2%
Citizens Financial Group, Inc.	55,522	1,311,430
FCB Financial Holdings, Inc., Class A (a)	43,200	991,440
First Horizon National Corp.	40,400	519,544
Popular, Inc. (a)	27,600	879,888

		3,702,302
Capital Markets — 2.2%
Ares Management LP (b)	52,200	828,936
Federated Investors, Inc., Class B	36,100	1,128,847
Janus Capital Group, Inc.	120,500	1,806,295

		3,764,078
Chemicals — 2.5%
Albemarle Corp.	26,200	1,529,556
Axiall Corp.	21,486	865,886
FMC Corp.	10,100	579,235
Huntsman Corp.	18,500	451,400
Rockwood Holdings, Inc.	10,900	838,319

		4,264,396
Commercial Services & Supplies — 1.9%
The ADT Corp.	47,527	1,703,368
Pitney Bowes, Inc.	58,608	1,449,962

		3,153,330
Communications Equipment — 1.2%
ARRIS Group, Inc. (a)	20,400	612,408
Juniper Networks, Inc.	15,700	330,799
Plantronics, Inc.	20,700	1,073,709

		2,016,916
Construction & Engineering — 1.6%
KBR, Inc.	64,600	1,232,568
Quanta Services, Inc. (a)	41,700	1,421,136

		2,653,704
Consumer Finance — 1.4%
Ally Financial, Inc. (a)	31,900	724,130
Discover Financial Services	13,100	835,518
Springleaf Holdings, Inc. (a)	22,900	856,918

		2,416,566
Containers & Packaging — 2.1%
MeadWestvaco Corp.	18,300	808,311
Owens-Illinois, Inc. (a)	38,300	986,991
Rock-Tenn Co., Class A	32,600	1,667,490

		3,462,792
Distributors — 0.8%
LKQ Corp. (a)(b)	49,200	1,405,644
Diversified Consumer Services — 0.5%
ServiceMaster Global Holdings, Inc. (a)	35,592	853,496

Diversified Financial Services — 0.2%
FNFV Group (a)	26,297	353,432

Common Stocks	Shares	Value
Electric Utilities — 4.4%
ALLETE, Inc.	16,900	$882,856
OGE Energy Corp.	50,600	1,886,874
PNM Resources, Inc.	74,600	2,152,210
Westar Energy, Inc.	65,000	2,457,650

		7,379,590
Electrical Equipment — 1.0%
AMETEK, Inc.	31,625	1,649,244
Electronic Equipment, Instruments & Components — 2.5%
Arrow Electronics, Inc. (a)	20,700	1,177,002
Ingram Micro, Inc., Class A (a)	71,915	1,930,199
Knowles Corp. (a)	53,816	1,047,259

		4,154,460
Energy Equipment & Services — 3.3%
Helix Energy Solutions Group, Inc. (a)	82,600	2,200,464
McDermott International, Inc. (a)	132,507	508,827
Patterson-UTI Energy, Inc.	34,100	785,323
Superior Energy Services, Inc.	82,300	2,069,845

		5,564,459
Food & Staples Retailing — 1.0%
SUPERVALU, Inc. (a)	193,500	1,669,905
Food Products — 2.0%
Flowers Foods, Inc.	43,636	829,084
Ingredion, Inc.	9,456	730,476
Pinnacle Foods, Inc.	26,766	904,691
Tyson Foods, Inc., Class A	23,699	956,255

		3,420,506
Health Care Equipment & Supplies — 3.0%
Teleflex, Inc.	24,717	2,820,704
Thoratec Corp. (a)	79,191	2,152,411

		4,973,115
Health Care Providers & Services — 1.6%
Owens & Minor, Inc.	80,668	2,687,858
Hotels, Restaurants & Leisure — 0.8%
Wyndham Worldwide Corp.	17,390	1,350,681
Household Durables — 1.6%
Jarden Corp. (a)	16,190	1,053,807
Lennar Corp., Class A	5,818	250,639
Mohawk Industries, Inc. (a)	9,095	1,291,854

		2,596,300
Household Products — 1.3%
Energizer Holdings, Inc.	18,350	2,250,628
Industrial Conglomerates — 0.6%
Carlisle Cos., Inc.	10,800	959,904
Insurance — 6.0%
Arthur J Gallagher & Co.	20,900	996,930
Brown & Brown, Inc.	30,700	978,102
FNF Group	78,800	2,351,392
The Hanover Insurance Group, Inc.	19,200	1,285,248
Primerica, Inc.	20,800	1,063,920
RenaissanceRe Holdings Ltd.	7,900	816,307
Unum Group	26,000	869,960
W.R. Berkley Corp.	34,300	1,767,822

		10,129,681
Internet Software & Services — 0.6%
AOL, Inc. (a)	21,800	948,954

See Notes to Financial Statements.

24	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Schedule of Investments (continued)	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
IT Services — 1.9%
Amdocs Ltd.	17,700	$841,458
DST Systems, Inc.	12,500	1,204,375
Euronet Worldwide, Inc. (a)	22,005	1,181,008

		3,226,841
Life Sciences Tools & Services — 1.6%
Waters Corp. (a)	23,518	2,605,794
Machinery — 5.8%
Crane Co.	30,424	1,896,936
Dover Corp.	16,500	1,310,760
Flowserve Corp.	15,000	1,019,850
Harsco Corp.	31,300	678,584
Parker Hannifin Corp.	14,000	1,778,420
SPX Corp.	15,224	1,443,083
Timken Co.	35,900	1,543,341

		9,670,974
Media — 2.8%
AMC Entertainment Holdings, Inc., Class A	32,247	819,074
CBS Outdoor Americas, Inc.	26,942	819,845
Live Nation Entertainment, Inc. (a)	47,681	1,239,706
Tribune Media Co., Class A (a)	28,199	1,889,333

		4,767,958
Metals & Mining — 3.1%
Carpenter Technology Corp.	18,900	945,945
Steel Dynamics, Inc.	100,600	2,314,806
TimkenSteel Corp.	24,588	997,781
United States Steel Corp.	23,200	928,928

		5,187,460
Multi-Utilities — 3.4%
Alliant Energy Corp.	36,500	2,259,715
MDU Resources Group, Inc.	38,100	1,073,658
TECO Energy, Inc.	83,900	1,645,279
Wisconsin Energy Corp.	15,200	754,832

		5,733,484
Oil, Gas & Consumable Fuels — 2.1%
Africa Oil Corp. (b)	116,936	372,477
Bill Barrett Corp. (a)	58,647	891,434
Oasis Petroleum, Inc. (a)	46,674	1,398,353
Parsley Energy, Inc., Class A (a)(b)	11,400	193,458
SM Energy Co.	12,400	698,120

		3,553,842
Paper & Forest Products — 0.8%
Domtar Corp.	30,800	1,264,956
Pharmaceuticals — 1.6%
Hospira, Inc. (a)	49,889	2,679,039
Professional Services — 0.3%
Manpowergroup, Inc.	8,300	554,025
Real Estate Investment Trusts (REITs) — 9.8%
American Campus Communities, Inc.	69,570	2,732,014
BioMed Realty Trust, Inc.	90,175	1,958,601
Corporate Office Properties Trust	60,835	1,663,229
Digital Realty Trust, Inc.	8,600	593,314
Equity Commonwealth	85,177	2,275,078
LTC Properties, Inc.	61,138	2,564,128
Tanger Factory Outlet Centers	67,109	2,400,489
Washington Prime Group, Inc.	126,985	2,238,746

		16,425,599
Real Estate Management & Development — 2.2%
Alexander & Baldwin, Inc.	59,409	2,378,142

Common Stocks	Shares	Value
Real Estate Management & Development (concluded)
Forest City Enterprises, Inc., Class A (a)	63,936	$1,335,623

		3,713,765
Road & Rail — 0.2%
Con-way, Inc.	7,200	312,264
Semiconductors & Semiconductor Equipment — 3.0%
First Solar, Inc. (a)	14,200	836,380
Microchip Technology, Inc.	24,100	1,038,951
Semtech Corp. (a)	39,700	1,007,586
Skyworks Solutions, Inc.	36,800	2,143,232

		5,026,149
Software — 2.9%
Activision Blizzard, Inc.	52,300	1,043,385
Check Point Software Technologies Ltd. (a)(b)	19,000	1,410,750
Electronic Arts, Inc. (a)	26,100	1,069,317
PTC, Inc. (a)	35,743	1,363,595

		4,887,047
Specialty Retail — 4.1%
Abercrombie & Fitch Co., Class A	55,522	1,858,877
Foot Locker, Inc.	45,227	2,533,164
Murphy USA, Inc. (a)	34,701	1,988,367
Urban Outfitters, Inc. (a)	15,800	479,688

		6,860,096
Technology Hardware, Storage & Peripherals — 0.3%
NCR Corp. (a)	5,102	141,172
NetApp, Inc.	9,200	393,760

		534,932
Textiles, Apparel & Luxury Goods — 1.4%
Deckers Outdoor Corp. (a)	8,467	740,524
Fossil Group, Inc. (a)	3,300	335,478
Hanesbrands, Inc.	2,908	307,114
PVH Corp.	7,717	882,439

		2,265,555
Thrifts & Mortgage Finance — 0.5%
New York Community Bancorp, Inc.	54,200	864,490
Trading Companies & Distributors — 1.0%
MSC Industrial Direct Co., Inc., Class A	20,600	1,667,982
Total Long-Term Investments (Cost — $135,030,807) — 98.8%		165,824,353

Short-Term Securities	Beneficial Interest (000)
Money Market Funds — 1.5%
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (c)(d)(e)	$2,477	2,477,059
	Par (000)
Time Deposits — 2.4%
Brown Brothers Harriman & Co., 0.12%, 11/01/14	4,096	4,096,378
Total Short-Term Securities (Cost — $6,573,437) — 3.9%		6,573,437

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	25

Schedule of Investments (concluded)	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Value
Total Investments (Cost — $141,604,244) — 102.7%	$172,397,790
Liabilities in Excess of Other Assets — (2.7)%	(4,483,910)

Net Assets — 100.0%	$167,913,880

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(e)	Investments in issuers considered to be an affiliate of the Fund during the six months ended October 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at April 30, 2014	Net Activity	Beneficial Interest Held at October 31, 2014	Income
BlackRock Liquidity Series, LLC, Money Market Series	$10,554,459	$(8,077,400)	$2,477,059	$43,261

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$165,824,353	—	—	$165,824,353
Short-Term Securities:
Money Market Funds	—	$2,477,059	—	2,477,059
Time Deposits	—	4,096,378	—	4,096,378

Total	$165,824,353	$6,573,437	—	$172,397,790

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, collateral on securities loaned at value of $2,477,059 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended October 31, 2014.

See Notes to Financial Statements.

26	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Statements of Assets and Liabilities

October 31, 2014 (Unaudited)	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Assets
Investments at value — unaffiliated[1,2]	$354,961,843	$169,545,229	$169,920,731
Investments at value — affiliated[3]	—	7,416,398	2,477,059
Cash	5,826,519	—	—
Cash pledged for financial futures contracts	79,000	—	—
Cash pledged for centrally cleared swaps	387,000	—	—
Foreign currency at value[4]	—	43,057	—
Variation margin receivable on financial futures contracts	9,757	—	—
Investments sold receivable	5,431,494	873,898	300,221
TBA sale commitments receivable	132,858,754	—	—
Swap premiums paid	624,696	—	—
Unrealized appreciation on OTC swaps	42,244	—	—
Capital shares sold receivable	461,449	797,215	669,938
Interest receivable	625,649	—	—
Dividends receivable	—	64,951	82,423
Receivable from Manager	4,259	34,157	20,107
Securities lending income receivable — affiliated	—	21,465	7,781
Prepaid expenses	17,786	15,781	15,169

Total assets	501,330,450	178,812,151	173,493,429

Liabilities
Options written at value[5]	17,806	—	—
TBA sale commitments at value[6]	132,965,780	—	—
Reverse repurchase agreements	11,780,838	—	—
Cash received as collateral for OTC derivatives	701,000	—	—
Cash received as collateral for TBA commitments	260,000	—	—
Collateral on securities loaned at value	—	7,416,398	2,477,059
Variation margin payable on centrally cleared swaps	11,653	—	—
Variation margin payable on financial futures contracts	4,079	—	—
Investments purchased payable	185,578,067	2,047,345	2,909,618
Swap premiums received	40,862	—	—
Unrealized depreciation on OTC swaps	81,948	—	—
Income dividends payable	162,366	—	—
Capital shares redeemed payable	635,078	142,449	124,036
Investment advisory fees payable	71,318	—	—
Service and distribution fees payable	17,348	—	—
Other affiliates payable	681	570	577
Officer’s and Trustees’ fees payable	5,937	5,818	5,814
Other accrued expenses payable	136,795	107,038	62,445

Total liabilities	332,471,556	9,719,618	5,579,549

Net Assets	$168,858,894	$169,092,533	$167,913,880

[1] Investments at cost — unaffiliated	$349,693,780	$145,143,935	$139,127,185
[2] Securities loaned at value	—	$7,096,469	$2,419,478
[3] Investments at cost — affiliated	—	$7,416,398	$2,477,059
[4] Foreign currency at cost	—	$43,035	—
[5] Premiums received	$6,880	—	—
[6] Proceeds from TBA sale commitments	$132,858,754	—	—

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	27

Statements of Assets and Liabilities (concluded)

October 31, 2014 (Unaudited)	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Net Assets Consist of
Paid-in capital	$164,813,618	$134,786,655	$123,974,022
Undistributed (distributions in excess of) net investment income	(49,977)	(2,785,401)	1,298,641
Accumulated net realized gain (loss)	(966,007)	12,691,315	11,847,713
Net unrealized appreciation/depreciation	5,061,260	24,399,964	30,793,504

Net Assets	$168,858,894	$169,092,533	$167,913,880

Net asset value per share	—	$14.89	$15.13

Shares outstanding[7]	—	11,353,107	11,097,858

Net Asset Value
Institutional
Net assets	$120,128,869	—	—

Shares outstanding[7]	11,522,288	—	—

Net asset value	$10.43	—	—

Investor A
Net assets	$38,279,805	—	—

Shares outstanding[7]	3,678,172	—	—

Net asset value	$10.41	—	—

Investor C
Net assets	$10,450,220	—	—

Shares outstanding[7]	1,003,879	—	—

Net asset value	$10.41	—	—

[7]	Unlimited number of shares authorized, $0.01 par value.

See Notes to Financial Statements.

28	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Statements of Operations

Six Months Ended October 31, 2014 (Unaudited)	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Investment Income
Interest	$2,719,140	—	—
Dividends	—	$1,175,138	$1,267,422
Securities lending — affiliated — net	—	171,153	43,261
Foreign taxes withheld	—	(46,231)	—

Total income	2,719,140	1,300,060	1,310,683

Expenses
Investment advisory	419,428	732,022	550,390
Service — Investor A	40,952	—	—
Service and distribution — Investor C	42,370	—	—
Transfer agent	—	23,389	23,320
Transfer agent — Institutional	25,946	—	—
Transfer agent — Investor A	16,159	—	—
Transfer agent — Investor C	4,952	—	—
Professional	43,642	24,891	27,695
Custodian	19,087	57,337	7,074
Accounting services	22,313	26,747	21,809
Registration	30,026	15,690	13,868
Printing	17,687	10,807	10,300
Officer and Trustees	9,215	9,116	9,102
Miscellaneous	15,552	16,458	8,475

Total expenses excluding interest expense	707,329	916,457	672,033
Interest expense	915	—	—

Total expenses	708,244	916,457	672,033
Less fees waived and/or reimbursed by Manager	—	(915,465)	(671,041)
Less transfer agent fees reimbursed — Investor A	(9,453)	—	—
Less transfer agent fees reimbursed — Investor C	(3,317)	—	—

Total expenses after fees waived and reimbursed	695,474	992	992

Net investment income	2,023,666	1,299,068	1,309,691

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,429,392	13,718,134	12,772,310
Financial futures contracts	172,429	—	—
Foreign currency transactions	—	(24,605)	23
Options written	154,576	—	—
Swaps	(967,241)	—	—

	1,789,156	13,693,529	12,772,333

Net change in unrealized appreciation/depreciation on:
Investments	1,092,222	(16,227,344)	(9,200,011)
Financial futures contracts	(165,507)	—	—
Foreign currency translations	—	(1,603)	(42)
Options written	(124,710)	—	—
Swaps	545,943	—	—

	1,347,948	(16,228,947)	(9,200,053)

Total realized and unrealized gain (loss)	3,137,104	(2,535,418)	3,572,280

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,160,770	$(1,236,350)	$4,881,971

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	29

Statements of Changes in Net Assets

	BlackRock U.S. Mortgage Portfolio		Global SmallCap Portfolio		Mid Cap Value Opportunities Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014

Operations
Net investment income	$2,023,666	$4,374,197	$1,299,068	$2,180,419	$1,309,691	$2,528,297
Net realized gain (loss)	1,789,156	(2,231,459)	13,693,529	26,129,860	12,772,333	24,209,611
Net change in unrealized appreciation/depreciation	1,347,948	(2,041,260)	(16,228,947)	10,693,783	(9,200,053)	5,586,868

Net increase (decrease) in net assets resulting from operations	5,160,770	101,478	(1,236,350)	39,004,062	4,881,971	32,324,776

Distributions to Shareholders From[1]
Net investment income	—	—	(308,146)	(3,962,532)	(514,370)	(2,452,315)
Net investment income:
Institutional	(1,636,720)	(3,977,079)	—	—	—	—
Investor A	(340,718)	(827,752)	—	—	—	—
Investor C	(56,696)	(143,024)	—	—	—	—
Return of capital:
Institutional	—	(61,937)	—	—	—	—
Investor A	—	(12,891)	—	—	—	—
Investor C	—	(2,227)	—	—	—	—
Net realized gain	—	—	(13,375,726)	(12,180,733)	(11,818,947)	(11,173,080)

Decrease in net assets resulting from distributions to shareholders	(2,034,134)	(5,024,910)	(13,683,872)	(16,143,265)	(12,333,317)	(13,625,395)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(5,762,661)	(75,995,139)	12,418,765	4,239,722	7,709,490	(4,784,634)

Net Assets
Total increase (decrease) in net assets	(2,636,025)	(80,918,571)	(2,501,457)	27,100,519	258,144	13,914,747
Beginning of period	171,494,919	252,413,490	171,593,990	144,493,471	167,655,736	153,740,989

End of period	$168,858,894	$171,494,919	$169,092,533	$171,593,990	$167,913,880	$167,655,736

Undistributed (distributions in excess of) net investment income, end of period	$(49,977)	$(39,509)	$(2,785,401)	$(3,776,323)	$1,298,641	$503,320

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

30	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Financial Highlights	BlackRock U.S. Mortgage Portfolio

	Institutional
	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$10.24	$10.37	$10.31	$10.35	$10.39	$9.64
Net investment income[1]	0.12	0.24	0.20	0.41	0.42	0.53
Net realized and unrealized gain (loss)	0.19	(0.09)	0.34	0.33	0.52	0.93

Net increase from investment operations	0.31	0.15	0.54	0.74	0.94	1.46

Distributions from:[2]
Net investment income	(0.12)	(0.28)	(0.29)	(0.42)	(0.39)	(0.54)
Return of capital	—	(0.00)[3]	(0.05)	—	—	—
Net realized gain	—	—	(0.14)	(0.36)	(0.59)	(0.17)

Total distributions	(0.12)	(0.28)	(0.48)	(0.78)	(0.98)	(0.71)

Net asset value, end of period	$10.43	$10.24	$10.37	$10.31	$10.35	$10.39

Total Return[4]
Based on net asset value	3.07%[5]	1.53%	5.39%	7.46%	9.41%	15.52%

Ratios to Average Net Assets
Total expenses	0.68%[6]	0.69%	0.63%	0.69%	0.72%	0.71%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.68%[6]	0.68%	0.63%	0.69%	0.32%	0.01%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.68%[6]	0.68%	0.61%	0.67%	0.31%	0.00%

Net investment income	2.34%[6]	2.43%	1.93%	4.00%	3.98%	5.18%

Supplemental Data
Net assets, end of period (000)	$120,129	$136,036	$204,546	$149,024	$141,401	$129,514

Portfolio turnover rate[7]	855%	1,809%	3,166%	2,842%	1,651%	1,371%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	551%	1,150%	2,169%	1,876%	916%	517%

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	31

Financial Highlights (continued)	BlackRock U.S. Mortgage Portfolio

	Investor A1
	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30,			Period December 6, 2010[2] to April 30, 2011
		2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.22	$10.35	$10.29	$10.33	$10.85

Net investment income[3]	0.11	0.22	0.14	0.40	0.15
Net realized and unrealized gain (loss)	0.19	(0.10)	0.37	0.31	0.01

Net increase from investment operations	0.30	0.12	0.51	0.71	0.16

Distributions from:[4]
Net investment income	(0.11)	(0.25)	(0.27)	(0.39)	(0.09)
Return of capital	—	(0.00)[5]	(0.04)	—	—
Net realized gain	—	—	(0.14)	(0.36)	(0.59)

Total distributions	(0.11)	(0.25)	(0.45)	(0.75)	(0.68)

Net asset value, end of period	$10.41	$10.22	$10.35	$10.29	$10.33

Total Return[6]
Based on net asset value	2.93%[7]	1.28%	5.08%	7.11%	1.84%[7]

Ratios to Average Net Assets
Total expenses	0.99%[8]	1.05%	0.91%	0.94%	1.29%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.93%[8]	0.94%	0.91%	0.94%	1.29%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.93%[8]	0.93%	0.89%	0.92%	1.29%[8]

Net investment income	2.07%[8]	2.22%	1.32%	4.18%	3.72%[8]

Supplemental Data
Net assets, end of period (000)	$38,280	$28,262	$39,392	$2,525	$10

Portfolio turnover rate[9]	855%	1,809%	3,166%	2,842%	1,651%[10]

[1]	On December 6, 2010, the BlackRock U.S. Mortgage Portfolio launched retail share class — Investor A Shares. In addition, the existing share class was redesignated as the Institutional Share class.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30,			Period December 6, 2010[2] to April 30, 2011
		2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	551%	1,150%	2,169%	1,876%	916%[10]

[10]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

32	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Financial Highlights (concluded)	BlackRock U.S. Mortgage Portfolio

	Investor C1
	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30,			Period December 6, 2010[2] to April 30, 2011
		2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.22	$10.35	$10.29	$10.33	$10.85

Net investment income[3]	0.07	0.15	0.06	0.30	0.12
Net realized and unrealized gain (loss)	0.19	(0.10)	0.37	0.33	0.06

Net increase from investment operations	0.26	0.05	0.43	0.63	0.18

Distributions from:[4]
Net investment income	(0.07)	(0.18)	(0.20)	(0.31)	(0.11)
Return of capital	—	(0.00)[5]	(0.03)	—	—
Net realized gain	—	—	(0.14)	(0.36)	(0.59)

Total distributions	(0.07)	(0.18)	(0.37)	(0.67)	(0.70)

Net asset value, end of period	$10.41	$10.22	$10.35	$10.29	$10.33

Total Return[6]
Based on net asset value	2.54%[7]	0.52%	4.31%	6.36%	1.54%[7]

Ratios to Average Net Assets
Total expenses	1.76%[8]	1.84%	1.63%	1.71%	2.03%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.68%[8]	1.68%	1.63%	1.70%	2.03%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.68%[8]	1.67%	1.61%	1.68%	2.03%[8]

Net investment income	1.31%[8]	1.46%	0.62%	3.27%	3.01%[8]

Supplemental Data
Net assets, end of period (000)	$10,450	$7,196	$8,476	$1,008	$10

Portfolio turnover rate[9]	855%	1,809%	3,166%	2,842%	1,651%[10]

[1]	On December 6, 2010, the BlackRock U.S. Mortgage Portfolio launched retail share class — Investor C Shares. In addition, the existing share class was redesignated as the Institutional Share class.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30,			Period December 6, 2010[2] to April 30, 2011
		2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	551%	1,150%	2,169%	1,876%	916%[10]

[10]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	33

Financial Highlights	Global SmallCap Portfolio

	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$16.29	$14.09	$12.66	$13.93	$11.53	$8.28

Net investment income[1]	0.12	0.21	0.20	0.18	0.19	0.14
Net realized and unrealized gain (loss)	(0.23)	3.58	1.66	(1.17)	2.47	3.36

Net increase (decrease) from investment operations	(0.11)	3.79	1.86	(0.99)	2.66	3.50

Distributions from:[2]
Net investment income	(0.03)	(0.39)	(0.43)	(0.28)	(0.26)	(0.25)
Net realized gain	(1.26)	(1.20)	—	—	—	—

Total distributions	(1.29)	(1.59)	(0.43)	(0.28)	(0.26)	(0.25)

Net asset value, end of period	$14.89	$16.29	$14.09	$12.66	$13.93	$11.53

Total Return[3]
Based on net asset value	(1.00)%[4]	27.71%	15.30%	(7.03)%	23.69%	42.81%

Ratios to Average Net Assets
Total expenses	1.06%[5]	1.08%	1.07%	1.14%	1.10%	1.16%

Total expenses after fees waived and/or reimbursed	0.00%[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.51%[5]	1.35%	1.60%	1.47%	1.67%	1.41%

Supplemental Data
Net assets, end of period (000)	$169,093	$171,594	$144,493	$136,643	$147,051	$127,418

Portfolio turnover rate	47%	81%	70%	79%	81%	81%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

34	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Financial Highlights	Mid Cap Value Opportunities Portfolio

	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$15.83	$14.10	$12.11	$12.33	$10.06	$6.78

Net investment income[1]	0.12	0.24	0.20	0.16	0.19	0.15
Net realized and unrealized gain (loss)	0.34	2.83	1.98	(0.19)	2.27	3.26

Net increase (decrease) from investment operations	0.46	3.07	2.18	(0.03)	2.46	3.41

Distributions from:[2]
Net investment income	(0.05)	(0.24)	(0.19)	(0.19)	(0.19)	(0.13)
Net realized gain	(1.11)	(1.10)	—	—	—	—

Total distributions	(1.16)	(1.34)	(0.19)	(0.19)	(0.19)	(0.13)

Net asset value, end of period	$15.13	$15.83	$14.10	$12.11	$12.33	$10.06

Total Return[3]
Based on net asset value	2.83%[4]	22.36%	18.26%	(0.10)%	24.81%	50.68%

Ratios to Average Net Assets
Total expenses	0.79%[5]	0.81%	0.82%	0.82%	0.82%	0.86%

Total expenses after fees waived and/or reimbursed	0.00%[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.55%[5]	1.58%	1.64%	1.43%	1.84%	1.78%

Supplemental Data
Net assets, end of period (000)	$167,914	$167,656	$153,741	$138,752	$141,588	$124,072

Portfolio turnover rate	40%	61%	57%	64%	64%	81%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	35

Notes to Financial Statements (Unaudited)

1. Organization:

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio (collectively, the “Funds” or individually, the “Fund”) are each a series of the Trust. The Funds are classified as diversified funds.

BlackRock U.S. Mortgage Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. Investors may only purchase shares in Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio by entering into a wrap-fee program or other managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trust for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price

36	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Notes to Financial Statements (continued)

is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase agreements) that would be “senior securities” for 1940 Act purposes, each Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, each Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	37

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, distributions paid by each Fund are recorded on the ex-dividend date. For BlackRock U.S. Mortgage Portfolio, distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The portion of distributions that exceeds a Funds’ current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization

38	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Notes to Financial Statements (continued)

classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Certain Funds also may invest in stripped mortgage-backed securities that are privately issued.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase a Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	39

Notes to Financial Statements (continued)

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

For the six months ended October 31, 2014, the BlackRock U.S. Mortgage Portfolio’s average amount of transactions considered borrowings, which include reverse repurchase agreements, and the daily weighted average interest rate was $1,187,005 and 0.15%, respectively.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically, the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of the BlackRock U.S. Mortgage Portfolio’s open reverse repurchase agreements by counterparty, which are subject to offset under an MRA on a net basis as of October 31, 2014:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Received	Cash Collateral Pledged	Net Amount
Citigroup Global Markets, Inc.	$4,171,204	$(4,171,204)	—	—	—
Credit Suisse Securities (USA) LLC	7,609,634	(7,609,634)	—	—	—
Total	$11,780,838	$(11,780,838)	—	—	—

[1]

Collateral with a value of $13,499,925 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of each Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of October 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

40	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Notes to Financial Statements (continued)

The following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2014:

Global SmallCap Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$247,406	$(247,406)	—
Credit Suisse Securities (USA) LLC	560,707	(560,707)	—
Deutsche Bank Securities, Inc.	133,514	(133,514)	—
Goldman Sachs & Co.	1,203,507	(1,203,507)	—
JP Morgan Securities LLC	1,997,175	(1,997,175)	—
Morgan Stanley	2,583,873	(2,583,873)	—
Nomura Securities International, Inc.	70,697	(70,697)	—
UBS Securities LLC	299,590	(299,590)	—

Total	$7,096,469	$(7,096,469)	—

Mid Cap Value Opportunities Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Citigroup Global Markets, Inc.	$14,334	$(14,334)	—
Credit Suisse Securities (USA) LLC	2,320,970	(2,320,970)	—
Goldman Sachs & Co.	14,292	(14,292)	—
Morgan Stanley	69,882	(67,265)	$2,617

Total	$2,419,478	$(2,416,861)	$2,617

[1]

Collateral with a value of $7,416,398 and $2,477,059 has been received in connection with securities lending agreements for Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

[2]

The market value of the loaned securities is determined as of October 31, 2014. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Certain Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	41

Notes to Financial Statements (continued)

rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Transactions in options written for BlackRock U.S. Mortgage Portfolio for the six months ended October 31, 2014, were as follows:

	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of period	—	—	—	74	$7,800	$186,035
Options written	37	$2,800	115,800		2,800	108,920
Options expired				(74)	—	(15,605)
Options closed	—	(2,800)	(108,920)	—	(10,600)	(279,350)

Outstanding options, end of period	37	—	$6,880	—	—	—

Swaps: Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of

42	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Notes to Financial Statements (continued)

Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

•

Forward interest rate swaps — Certain Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the BlackRock U.S. Mortgage Portfolio derivative financial instruments categorized by risk exposure.

Fair Values of Derivative Financial Instruments as of October 31, 2014
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received; Options written at value	$165,892	$122,044
Credit contracts	Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received	619,086	185,757
Total		$784,978	$307,801

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	43

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended October 31, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$172,429	$(165,507)
Swaps	(727,387)	384,471
Options[1]	8,558	(43,150)
Credit contracts:
Swaps	(239,854)	161,472

Total	$(786,254)	$337,286

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended October 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

BlackRock U.S. Mortgage Portfolio
Financial futures contracts:
Average number of contracts purchased	98
Average number of contracts sold	79
Average notional value of contracts purchased	$11,655,861
Average notional value of contracts sold	$16,952,044
Options:
Average number of option contracts purchased	39
Average number of option contracts written	56
Average notional value of option contracts purchased	$9,530,625
Average notional value of option contracts written	$13,528,125
Average number of swaption contracts purchased	3
Average number of swaption contracts written	2
Average notional value of swaption contracts purchased	$7,650,000
Average notional value of swaption contracts written	$6,700,000
Credit default swaps:
Average number of contracts - buy protection	4
Average notional value - buy protection	$10,048,000
Interest rate swaps:
Average number of contracts - pays fixed rate	5
Average number of contracts - receives fixed rate	1
Average notional value - pays fixed rate	$20,445,000
Average notional value - receives fixed rate	$450,000
Total return swaps:
Average number of contracts	38
Average notional value	$7,226,500

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency)

44	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Notes to Financial Statements (continued)

of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When the Funds enter into an ISDA and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with amounts due to the Fund upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

As of October 31, 2014, BlackRock U.S. Mortgage Portfolio’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$9,757	$4,079
Options	—	17,806
Swaps - Centrally cleared	—	11,653
Swaps - OTC[1]	666,940	122,810

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$676,697	$156,348
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(9,757)	(33,538)

Total derivative assets and liabilities subject to an MNA	$666,940	$122,810

[1]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	45

Notes to Financial Statements (continued)

The following tables present the BlackRock U.S. Mortgage Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of October 31, 2014:

	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Barclays Bank PLC	$81	—	—	—	$81
Citibank N.A.	625,479	$(81,589)	—	$(543,890)	—
Credit Suisse International	13,873	(13,731)	—	—	142
Goldman Sachs International	3,373	(3,193)	—	—	180
JPMorgan Chase Bank N.A.	22,178	(22,178)	—	—	—
Morgan Stanley Capital Services LLC	1,956	(1,628)	—	—	328

Total	$666,940	$(122,319)	—	$(543,890)	$731

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Citibank N.A.	$81,589	$(81,589)	—	—	—
Credit Suisse International	13,731	(13,731)	—	—	—
Goldman Sachs International	3,193	(3,193)	—	—	—
JPMorgan Chase Bank N.A.	22,669	(22,178)	—	—	$491
Morgan Stanley Capital Services LLC	1,628	(1,628)	—	—	—

Total	$122,810	$(122,319)	—	—	$491

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund paid the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
First $1 Billion	0.46%	0.85%	0.65%
$1 - $3 Billion	0.43%	0.80%	0.61%
$3 - $5 Billion	0.41%	0.77%	0.59%
$5 - $10 Billion	0.40%	0.74%	0.57%
Greater than $10 Billion	0.39%	0.72%	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees BlackRock U.S. Mortgage Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with BlackRock U.S. Mortgage Portfolio’s investment in other affiliated investment companies, if any.

The Manager, on behalf of BlackRock U.S. Mortgage Portfolio, entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”) and, on behalf of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, entered into sub-advisory agreements with BIM. BFM and BIM are affiliates of the Manager. The Manager pays the sub-advisors for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager. Prior to July 1, 2014, BFM served as a sub-advisor to BlackRock U.S. Mortgage Portfolio and BIM served as a sub-advisor to the Mid Cap Value Opportunities Portfolio and Global SmallCap Portfolio (collectively, BFM and BIM are the “Sub-Advisors”). The Sub-Advisors are affiliates of the Manager. The Sub-Advisors each received for their respective services a monthly fee from the Manager at an annual rate equal to a percentage of the advisory fee paid to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreements between the Manager, BIM and BFM, with respect to each Fund, expired.

46	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Notes to Financial Statements (continued)

For the six months ended October 31, 2014, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock U.S. Mortgage Portfolio	$860
Global SmallCap Portfolio	$906
Mid Cap Value Opportunities Portfolio	$882

The Trust, on behalf of BlackRock U.S. Mortgage Portfolio, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, BlackRock U.S. Mortgage Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

The Manager contractually agreed to waive and/or reimburse fees or expenses of BlackRock U.S. Mortgage Portfolio in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to September 1, 2015 unless approved by the Board, including a majority of the independent trustees, upon 90 days notice or by a vote of a majority of the outstanding voting securities of BlackRock U.S. Mortgage Portfolio. The expense limitations as a percentage of average daily net assets are as follows:

Investor A	0.93%
Investor C	1.68%

These amounts waived or reimbursed are shown as transfer agent fees reimbursed — class specific in the Statements of Operations.

The Manager has contractually agreed to waive all fees and/or reimburse all operating expenses of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other Fund expenses which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. This agreement has no fixed term. Although Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each of these Funds is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by Manager in the Statements of Operations. The waivers were as follows:

Global SmallCap Portfolio	$732,022
Mid Cap Value Opportunities Portfolio	$550,390

In addition, for the six months ended October 31, 2014, the Manager reimbursed each Fund’s operating expenses as follows, which are included in fees waived and/or reimbursed by Manager in the Statements of Operations:

Global SmallCap Portfolio	$183,443
Mid Cap Value Opportunities Portfolio	$120,651

For the six months ended October 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of BlackRock U.S. Mortgage Portfolio’s Investor A Shares of $939.

For the six months ended October 31, 2014, affiliates of BlackRock U.S. Mortgage Portfolio received CDSC’s relating to transactions in Investor C Shares of $957.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	47

Notes to Financial Statements (continued)

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, Mid Cap Value Opportunities Portfolio retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement effective February 1, 2014: (A) for the period February 1, 2014 to June 1, 2014, Global SmallCap Portfolio retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses; and (B) commencing June 1, 2014, Global SmallCap Portfolio retains 75% of securities lending income (commencing January 1, 2015, the amount the Global SmallCap Portfolio will retain is expected to change to 70% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, Mid Cap Value Opportunities Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013 (the “Hurdle Date”), Global SmallCap Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: (A) for the period February 1, 2014 to June 1, 2014, 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses; and (B) commencing June 1, 2014, 80% of securities lending income (following any Hurdle Date after January 1, 2015, Global SmallCap Portfolio will retain 75% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, each Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended October 31, 2014, each Fund paid BIM the following amounts for securities lending agent services:

Global SmallCap Portfolio	$51,519
Mid Cap Value Opportunities Portfolio	$15,675

Certain officers and/or Trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment advisor, common officers, or common trustees. For the six months ended October 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Global SmallCap Portfolio	$534,085	$29,371
Mid Cap Value Opportunities Portfolio	$1,692,637	$668,325

48	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Notes to Financial Statements (continued)

6. Purchases and Sales:

For the six months ended October 31, 2014, purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities were as follows:

Purchases
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Non-U.S. Government Securities	$1,963,652,544	$77,839,750	$65,358,971
U.S. Government Securities	6,577,867	—	—

Total Purchases	$1,970,230,411	$77,839,750	$65,358,971

Sales
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Non-U.S. Government Securities	$2,060,126,278	$77,735,244	$67,344,765
U.S. Government Securities	7,821,389	—	—

Total Sales	$2,067,947,667	$77,735,244	$67,344,765

For the six months ended October 31, 2014, purchases and sales related to mortgage dollar rolls were as follows:

BlackRock U.S. Mortgage Portfolio
Purchases	$700,920,578
Sales	$701,790,084

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended April 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2014, BlackRock U.S. Mortgage Portfolio had a capital loss carryforward of $2,709,801, with no expiration date, available to offset future realized capital gains.

As of October 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Tax cost	$349,710,087	$157,661,663	$142,548,729

Gross unrealized appreciation	$7,191,746	$28,161,595	$33,733,926
Gross unrealized depreciation	(1,939,990)	(8,861,631)	(3,884,865)

Net unrealized appreciation	$5,251,756	$19,299,964	$29,849,061

8. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, along with commitment fees, were allocated among such funds

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	49

Notes to Financial Statements (continued)

based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the six months ended October 31, 2014.

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of October 31, 2014, BlackRock U.S. Mortgage Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of October 31, 2014, BlackRock U.S. Mortgage Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

As of October 31, 2014, Global SmallCap Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Global SmallCap Portfolio’s investments.

As of October 31, 2014, Global SmallCap Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments

Financials	18%
Industrials	15%
Health Care	15%
Consumer Discretionary	14%
Information Technology	12%
Materials	11%
Energy	6%
Other[1]	9%

[1]	All other industries held were each less than 5% of long-term investments.

As of October 31, 2014, Mid Cap Value Opportunities Portfolio invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

50	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Notes to Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended October 31, 2014		Year Ended April 30, 2014
BlackRock U.S. Mortgage Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,589,182	$26,860,302	5,288,138	$53,031,404
Shares issued in reinvestment of distributions	60,216	625,403	151,672	1,528,306
Shares redeemed	(4,414,007)	(45,817,679)	(11,882,998)	(119,102,124)

Net decrease	(1,764,609)	$(18,331,974)	(6,443,188)	$(64,542,414)

Investor A
Shares sold	2,266,474	$23,482,837	1,733,290	$17,518,041
Shares issued in reinvestment of distributions	32,787	339,930	83,209	836,045
Shares redeemed	(1,386,615)	(14,361,957)	(2,857,776)	(28,710,520)

Net increase (decrease)	912,646	$9,460,810	(1,041,277)	$(10,356,434)

Investor C
Shares sold	395,492	$4,095,920	355,143	$3,619,701
Shares issued in reinvestment of distributions	5,361	55,601	14,248	143,166
Shares redeemed	(100,944)	(1,043,018)	(484,355)	(4,859,158)

Net increase (decrease)	299,909	$3,108,503	(114,964)	$(1,096,291)

Total Net Decrease	(552,054)	$(5,762,661)	(7,599,429)	$(75,995,139)

Global SmallCap Portfolio
Shares sold	1,416,415	$21,885,289	2,324,267	$35,939,823
Shares redeemed	(598,926)	(9,466,524)	(2,045,320)	(31,700,101)

Net increase	817,489	$12,418,765	278,947	$4,239,722

Mid Cap Value Opportunities Portfolio
Shares sold	1,094,775	$16,899,525	2,178,210	$32,961,924
Shares redeemed	(586,002)	(9,190,035)	(2,494,395)	(37,746,558)

Net increase (decrease)	508,773	$7,709,490	(316,185)	$(4,784,634)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:.

Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which, the Participating Funds, including the Funds, can borrow up to $1.6 billion, subject to asset coverage and other limitations as specified in the agreement.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	51

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Managed Account Series (the “Trust”) met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of Global SmallCap Portfolio, Mid Cap Value Opportunities Portfolio and BlackRock U.S. Mortgage Portfolio (each, a “Fund,” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. At the May Meeting, it was noted that the sub-advisory agreements between the Manager and each of BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC, respectively, with respect to each Fund, as applicable, would expire effective July 1, 2014. It was also noted that the non-renewal of the sub-advisory agreements would not result in any change in the nature or quality of services provided to the Funds, or in the portfolio management teams that serve the Funds.

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by

52	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreement (continued)

Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement (with respect to BlackRock U.S. Mortgage Portfolio) and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding the shares of BlackRock U.S. Mortgage Portfolio; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2015. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	53

Disclosure of Investment Advisory Agreement (continued)

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Global SmallCap Portfolio ranked in the second, first and third quartiles, respectively, against its Lipper Performance Universe, on a gross of fee basis.

The Board noted that for the one-, three- and five-year periods reported, the Mid Cap Value Opportunities Portfolio ranked in the third, third and second quartiles, respectively, against its Lipper Performance Universe, on a gross of fee basis. The Board and BlackRock reviewed and discussed the reasons for the Mid Cap Value Opportunities Portfolio’s underperformance during the one- and three-year periods. The Board was informed that, the primary detractors of performance during the three-year period was being underweight in the industrials sector as the sector strongly outperformed in 2012. Stock selection in the sector also added to underperformance, notably being underweight to or absence from high-performing industries such as building products, industrial conglomerates or trading companies. Detracting from performance in the one-year period was stock selection in the information technology and semiconductor industries.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Mid Cap Value Opportunities Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Mid Cap Value Opportunities Portfolio’s portfolio managers in seeking to improve the Mid Cap Value Opportunities Portfolio’s performance.

The Board noted that for each of the one-, three- and five-year periods reported, the BlackRock U.S. Mortgage Portfolio ranked in the first quartile against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed the BlackRock U.S. Mortgage Portfolio’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the BlackRock U.S. Mortgage Portfolio’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the BlackRock U.S. Mortgage Portfolio. The Board noted that BlackRock does not charge the Global SmallCap Portfolio or the Mid Cap Value Opportunities Portfolio a net advisory fee. The Board reviewed BlackRock’s profitability with respect to the BlackRock U.S. Mortgage Portfolio and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial

54	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreement (concluded)

resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Manager has contractually agreed to waive all fees and pay or reimburse all operating expenses of the Global SmallCap Portfolio and the Mid Cap Value Opportunities Portfolio, except extraordinary expenses, interest expense, dividend expense and acquired fund fees and expenses. In light of the fee waiver agreement, the Board did not consider each of these Funds’ advisory fee rate as compared to its Expense Peers, but instead emphasized that shares of these Funds may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor. The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

The Board noted that the BlackRock U.S. Mortgage Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the BlackRock U.S. Mortgage Portfolio’s Expense Peers. The Board also noted that the BlackRock U.S. Mortgage Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the BlackRock U.S. Mortgage Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the BlackRock U.S. Mortgage Portfolio’s total expenses as a percentage of the BlackRock U.S. Mortgage Portfolio’s average daily assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	55

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective September 10, 2014, Brendan Kyne resigned as Vice President of the Trust and Jennifer McGovern became a Vice President of the Trust.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians The Bank of New York Mellon[1] New York, NY 10286	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Brown Brothers Harriman & Co.[2] Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

[1]	For BlackRock U.S. Mortgage Portfolio.

[2]	For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio.

56	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2014	57

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

58	MANAGED ACCOUNT SERIES	OCTOBER 31, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Shares of each Fund, except BlackRock U.S. Mortgage Portfolio, may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate (“BlackRock”) to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

MAS-10/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by
Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date:	January 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date:	January 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date:	January 2, 2015

3